SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 21, 2003

Neose Technologies, Inc.

(Exact name of issuer as specified in charter)

DELAWARE	0-27718	13-3549286
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

102 Witmer Road,

Horsham, Pennsylvania 19044

(Address of principal executive offices)

(215) 315-9000

(Registrant’s telephone number, including area code)

Item 5 — Other Events.

On October 21, 2003, the Company announced that it is developing an improved, GlycoPEGylated version of granulocyte colony stimulating factor (G-CSF) as its second proprietary protein. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits: Reference is made to the Exhibit Index annexed hereto and made a part hereof.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Neose Technologies, Inc.

Date: October 21, 2003	By:	/S/ C. BOYD CLARKE
C. Boyd Clarke
President and Chief Executive Officer

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Index to Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated October 21, 2003

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